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                                                                   EXHIBIT 10.30

                                 FIRST AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                              MARINER ENERGY, INC.
                                       AND
                                 THOMAS E. YOUNG

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "First Amendment") is made and entered into by and between MARINER ENERGY, INC. (the "Company") and THOMAS E. YOUNG ("Employee").

                              W I T N E S S E T H :

         WHEREAS, (i) the Company and Employee entered into that certain Employment Agreement effective as of June 27, 1996 (the "Original Employment Agreement"), and (ii) the Original Employment Agreement was amended pursuant to that certain First Amendment to Employment Agreement effective as of January 1, 1997 (the "Original Employment Agreement First Amendment"), by and between the Company and Employee (the Original Employment Agreement as amended by the Original Employment Agreement First Amendment is referred to herein as the "Initial Employment Agreement"); and

         WHEREAS, the Company and Employee also entered into that certain letter agreement (including Exhibit A thereto) dated June 27, 1996 (the "Letter Agreement"), concerning Employee's participation in the Company's Employee Overriding Royalty Interest Pool Program; and

         WHEREAS, the Company and Employee amended and restated the Initial Employment Agreement and the Letter Agreement, and in connection therewith, incorporated the provisions of the Letter Agreement, as amended and restated, into the Initial Employment Agreement, as amended and restated, in and pursuant to that certain Amended and Restated Employment Agreement effective as of June 27, 1996 (the "Employment Agreement"), by and between the Company and Employee; and

         WHEREAS, the Company and Employee desire to amend the Employment Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. Paragraph 2 of the Employment Agreement is hereby amended to read in its entirety as follows:


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                  "2.      Term.

                           The term of employment shall be for a term beginning on and including the Effective Date through and including September 30, 2002, subject, however, to the provisions of paragraph 3."

2. All references to "this Agreement" contained in the Employment Agreement shall be deemed to be a reference to the Employment Agreement, as amended by this First Amendment.

3. This First Amendment is made and will be performed under, and shall be governed by and construed in accordance with, the law of the State of Texas.

4. Except as amended by this First Amendment, the Employment Agreement shall remain in full force and effect.

5. This First Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Company and Employee have executed this First Amendment to be effective as of October 1, 1999.


Acknowledged by:                             MARINER ENERGY, INC.

/s/ W. HUNT HODGE                            By: /s/ ROBERT E. HENDERSON
-------------------------------------           --------------------------------
           W. Hunt Hodge                               Robert E. Henderson
  Vice President - Administration                         President and
                                                      Chief Executive Officer




                                                                       "COMPANY"

                                               /s/ THOMAS E. YOUNG
                                             -----------------------------------
                                                      Thomas E. Young



                                                                      "EMPLOYEE"


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